                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 25, 2000



                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    Maryland
                            (STATE OF INCORPORATION)


                1-13199                       13-3956775
       (COMMISSION FILE NUMBER)               (IRS EMPLOYER ID. NUMBER)


                            420 Lexington Avenue
                             New York, New York                  10170
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

                              (212) 594-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

      99.1  Third Quarter Supplemental Data

      99.2  Press Release

ITEM 9.     REGULATION FD DISCLOSURE

      Following the issuance of a press release on October 25, 2000 announcing the Company's results for the third quarter ended September 30, 2000, the Company intends to make available supplemental information regarding the Company's operations that is too voluminous for a press release. The Company is attaching the supplemental data as Exhibit 99.1 and the press release as Exhibit
99.2 to this Current Report on Form 8-K.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    SL GREEN REALTY CORP.



                                    /s/ Thomas E. Wirth
                                    ----------------------------------------
                                    Thomas E. Wirth
                                    Executive Vice President, Chief Financial
                                    Officer



Date:  October 24, 2000


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